S000088170 [Member] Annual Fund Operating Expenses - Global Opportunities Fund	Jun. 30, 2025
Prospectus [Line Items]
Fee Waiver or Reimbursement over Assets, Date of Termination	November 1, 2026
Class N
Prospectus [Line Items]
Management Fees (as a percentage of Assets)	1.25%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses (as a percentage of Assets):	1.10%
Acquired Fund Fees and Expenses	0.13%	[1]
Expenses (as a percentage of Assets)	2.48%
Fee Waiver or Reimbursement	(0.85%)	[2]
Net Expenses (as a percentage of Assets)	1.63%	[3]

[1]	Acquired Fund Fees and Expenses are expenses incurred by the Fund through its ownership of shares in other investment companies, including business development companies.
[2]	Bridgeway Capital Management, LLC (the “Adviser”), the investment adviser to the Fund is contractually obligated, until at least November 1, 2026, to waive fees and/or pay Fund expenses, if necessary, to ensure that Other Expenses do not exceed 0.25% excluding interest, taxes, dividend expense on short sales, interest expense relating to short sales, other borrowing costs, expenses related to class action claims, contingent expenses related to tax reclaim receipts, reorganization expenses and extraordinary expenses. The Fund is authorized to reimburse the Adviser for management fees previously waived and/or for expenses previously paid by the Adviser, provided, however, that any reimbursements must be paid at a date not more than three years after the Adviser waived the fees or reimbursed the expenses and the reimbursements do not cause the Fund to exceed the expense limitation in effect at the time of the waiver or the current expense limitation, if different. The Expense Limitation Agreement may be changed or eliminated only with the consent of the Board of Directors of Bridgeway Funds.
[3]	Total Annual Fund Operating Expenses do not correlate to the expense ratio in the Financial Highlights, which reflects operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.